LHA Risk-Managed Income ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description	Value
	EXCHANGE-TRADED FUNDS — 99.8% (a)
	Fixed Income — 99.8%
135,202	First Trust Senior Loan ETF	$6,184,139
309,315	Invesco Senior Loan ETF	6,492,523
155,142	SPDR Blackstone Senior Loan ETF	6,505,105
260,814	SPDR Bloomberg Short Term High Yield Bond ETF	6,379,510
84,303	Vanguard Short-Term Corporate Bond ETF	6,335,370
		31,896,647
	TOTAL EXCHANGE-TRADED FUNDS (Cost $31,849,843)	31,896,647

	SHORT-TERM INVESTMENTS — 0.3%
	Money Market Funds — 0.3%
51,312	First American Government Obligations Fund - Class X, 5.26% (b)	51,312
51,312	First American Treasury Obligations Fund - Class X, 5.26% (b)	51,312
		102,624
	TOTAL SHORT-TERM INVESTMENTS (Cost $102,624)	102,624

	TOTAL INVESTMENTS (Cost $31,952,467) — 100.1%	31,999,271
	Liabilities in Excess of Other Assets — (0.1)%	(28,344)
	NET ASSETS — 100.0%	$31,970,927

Percentages are stated as a percent of net assets.

(a) The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b) Rate shown is the annualized seven-day yield as of September 30, 2023.

Summary of Fair Value Disclosure at September 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Assets(a)
Exchange-Traded Funds	$31,896,647	$–	$–	$31,896,647
Short-Term Investments	102,624	–	–	102,624
Total Investments in Securities	$31,999,271	$–	$–	$31,999,271

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.